Supplement dated November 3, 2010 to
Value Line Asset Allocation Fund, Inc. Prospectus dated August 1, 2010

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and all applicable Supplements.

At two separate special meetings of shareholders of Fund held on November 3, 2010 (the “Meetings”), shareholders approved the following proposals:

1.	To elect three nominees for Directors of each Fund, each of whom will serve until he or she resigns, is removed, dies or becomes incapacitated; and

2.	To approve a new investment advisory agreement between the Fund and EULAV Asset Management.

The Meetings were called because the Board of Directors (collectively, the “Board”) recommended that the Fund’s shareholders elect three persons, Ms. Joyce Heinzerling and Messrs. Mitchell E. Appel and Daniel S. Vandivort, to serve as directors.  The Meetings were also called in light of the intention by Value Line, Inc. (“VLI”), the parent company of EULAV Asset Management, LLC, the Fund’s investment adviser (“the Adviser”) and EULAV Securities, Inc., the Fund’s principal underwriter (the “Distributor”), to restructure the ownership and control of the Adviser and the Distributor as more fully described in the Proxy Statement (the “Restructuring”).  Upon the closing of the Restructuring (the “Closing”), the Fund’s current investment advisory agreement with the Adviser will terminate. As a result, the new investment advisory agreement between the restructured Adviser (which will be named EULAV Asset Management) and the Fund (the “New Investment Advisory Agreement”) was proposed.  Upon the Closing, which is expected to occur prior to December 23, 2010, the newly elected directors are expected to begin serving on the Board and the Fund and the restructured Adviser are expected to execute the New Investment Advisory Agreement approved by the shareholders.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE